Acquisition of Intermeccanica	12 Months Ended
Dec. 31, 2017
Acquisition of Intermeccanica [Abstract]
Acquisition of Intermeccanica

7. Acquisition of Intermeccanica

On October 18, 2017 the Company completed the acquisition of all of the outstanding shares of Intermeccanica, a developer and manufacturer of high end custom built vehicles and the contract assembler of the Company’s electric vehicles located in Greater Vancouver, BC. The acquisition of Intermeccanica is expected to accelerate the Company’s manufacture and delivery of its vehicles to customers, and the Company will develop and manufacture electric versions of Intermeccanica’s custom built vehicles.

Total purchase consideration was $2,500,000. In addition to an initial payment of $100,000 in 2016, an additional $200,000 was paid prior to acquisition. On October 18, 2017 the Company paid $700,000, and entered into a Promissory Note (the “Note”) for the balance of $1,500,000. The Note bears interest at 5% per annum, and was payable in installments of $500,000 plus accrued interest on the 6th, 12th and 18th month after purchase. Under the Note if the Company raises at least $10 million by way of equity or debt after October 18, 2017 the unpaid portion of the Note shall be paid within 30 days. The Promissory Note was secured over the assets of Intermeccanica. The Note was paid in full on January 28, 2018.

The following table summarizes the consideration paid for Intermeccanica, the fair value of identifiable assets acquired, liabilities assumed, goodwill and other intangible assets and an impairment of goodwill and other intangible assets.

Fair value of purchase consideration at October 18, 2017
Cash	$1,000,000
Promissory note	1,500,000
Total consideration	$2,500,000

Fair value amounts of identifiable assets acquired and liabilities assumed
Cash	$59,449
Receivables	65,565
Prepaid expenses	12,848
Inventory	188,811
Plant and equipment	24,282
Intangible assets:
Customer relationships	87,000
Contracted backlog	23,000
Non-compete covenants	25,000
Trade name	423,000
Trades payable and accrued liabilities	(91,025)
Customer deposits	(167,236)
Shareholder loans	(43,538)
Deferred income tax	(149,794)
Total net identifiable assets	457,362
Goodwill and other intangible assets	2,042,638
Total	$2,500,000

The Company performed an impairment test of the goodwill. The recoverable amount of the Intermeccanica cash-generating unit was determined to be $1,157,206 based on its fair value less costs to sell. The difference of $1,342,794 has been recorded as an impairment in net loss.

Goodwill and other intangible assets recognized was primarily attributed to expected synergies arising from the Intermeccanica acquisition and the expertise and reputation of the assembled management and workforce. Goodwill is not expected to be deductible for income tax purposes. During the period from October 18, 2017 to December 31, 2017 the Company did not record any amortization relating to the acquired intangible assets as the amortization amount was trivial. No further impairment was identified at December 31, 2017.

	Identifiable intangibles on acquisition	Goodwill on acquisition	Domain name	Total
December 31, 2015 and 2016	$-	$-	$2,170	$2,170
Acquired in year	558,000	2,042,638	-	2,600,638
Impairment	-	(1,342,794)	-	(1,342,794)
December 31, 2017	$558,000	$699,844	$2,170	$1,260,014

The following unaudited supplemental pro-forma data presents consolidated information as if the acquisition been completed on January 1, 2017. The pro-forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of 2017.

Pro-forma information	2017
Revenue	$947,600
Gross Profit	347,375
Net and comprehensive loss	(8,848,308)

Since October 19, 2017 Intermeccanica contributed revenue of $109,173 from the sale of custom built vehicles and realized net income of $23,598.